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                                                                    Exhibit 99.1


[GRAPHIC APPEARS HERE]                                              NEWS RELEASE
NORTHWESTERN                                                            NYSE:NOR
CORPORATION



CONTACTS:

INVESTORS:                                   MEDIA:

Elizabeth A. Evans                           Paul Wyche
605-978-2929                                 605-978-2856
liz.evans@northwestern.com                   paul.wyche@northwestern.com


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                        NORTHWESTERN CORPORATION CONFIRMS
                       2001 RECURRING EARNINGS PROJECTION
                     ANNOUNCES FEB. 7 EARNINGS RELEASE DATE

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SIOUX FALLS, S.D. - JAN. 18, 2002 - NORTHWESTERN CORPORATION (NYSE:NOR) TODAY
CONFIRMED ANALYSTS' EXPECTATIONS FOR 2001 EARNINGS PER SHARE OF $2.00 TO $2.03 BEFORE NONRECURRING CHARGES. As previously reported, in the Nov. 30 webcast, the company plans to take a restructuring charge of between $20 million to $30 million in the 2001 fourth quarter associated with its Operational Excellence Initiative which is targeting SG&A reductions of approximately $150 million annually. Following its Feb. 6 Board of Directors meeting, NorthWestern will release its fourth quarter 2001 results before the market opens on Thursday, Feb. 7, 2002. The company will conduct a webcast conference call with interested investors at 11 a.m. EST.

Interested parties may listen to the Internet webcast both live and in replay via NorthWestern's Web site at WWW.NORTHWESTERN.COM. The webcast will also be distributed over CCBN's Investor Distribution Network. Investors can listen to the conference call through CCBN's investor center at WWW.COMPANYBOARDROOM.COM or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password protected management site, StreetEvents at WWW.STREETEVENTS.COM.


ABOUT NORTHWESTERN

NorthWestern Corporation, a FORTUNE 500 company, is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications sectors. NorthWestern's partner entities include NorthWestern Services Group, a provider of electric, natural gas and communications services to Midwestern customers; Expanets, the largest mid-market provider of networked communications solutions and services in the United States; Blue Dot, a leading provider of air conditioning, heating, plumbing and related services;



                                    - More -


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NorthWestern Confirms 2001 Earnings Projections
Jan. 18, 2002
Page 2


and CornerStone Propane Partners L.P. (NYSE:CNO), one of the nation's largest retail propane distribution entities. Further information about NorthWestern is available on the Internet at WWW.NORTHWESTERN.COM.


FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS MADE IN THIS NEWS RELEASE, INCLUDING THOSE RELATING TO EXPECTATION OF FUTURE FINANCIAL PERFORMANCE, CONTINUED GROWTH, CHANGES IN ECONOMIC CONDITIONS OR CAPITAL MARKETS AND CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE INHERENT RISKS AND UNCERTAINTIES. A NUMBER OF IMPORTANT FACTORS WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE CONTROL OF THE CORPORATION, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IMPLIED BY THE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE ADVERSE IMPACT OF WEATHER CONDITIONS, UNSCHEDULED GENERATION OUTAGES, MAINTENANCE OR REPAIRS, UNANTICIPATED CHANGES TO FOSSIL FUEL OR GAS SUPPLY COSTS OR AVAILABILITY DUE TO HIGHER DEMAND, SHORTAGES, TRANSPORTATION PROBLEMS OR OTHER DEVELOPMENTS; DEVELOPMENTS IN THE FEDERAL AND STATE REGULATORY ENVIRONMENT AND THE TERMS ASSOCIATED WITH OBTAINING REGULATORY APPROVALS; THE RATE OF GROWTH AND ECONOMIC CONDITIONS IN THE SERVICE AREAS OF THE CORPORATION AND ITS SUBSIDIARIES; THE SPEED AND DEGREE TO WHICH COMPETITION ENTERS THE CORPORATION'S BUSINESSES; THE TIMING AND EXTENT OF CHANGES IN INTEREST RATES AND FLUCTUATIONS IN ENERGY-RELATED COMMODITY PRICES; RISKS ASSOCIATED WITH ACQUISITIONS, TRANSITION AND INTEGRATION OF ACQUIRED COMPANIES; AVAILABILITY OF MINORITY INTEREST BASIS FOR LOSS ALLOCATION PURPOSES; CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES; AS WELL AS CHANGING CONDITIONS IN THE ECONOMY, CAPITAL MARKETS AND OTHER FACTORS IDENTIFIED FROM TIME TO TIME IN THE CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS NEWS RELEASE SHOULD BE READ IN CONJUNCTION WITH THE COMPANY'S REPORT ON 10-K FOR 2000, WHICH CAN BE LOCATED AT WWW.SEC.GOV AND REQUESTED FROM NORTHWESTERN CORPORATION.

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